                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of National City Corporation of our Report on Consolidated Financial Statements dated January 23, 2003 with respect to the Consolidated Financial Statements of National City Corporation and subsidiaries and our Report on Internal Control dated January 23, 2003 with respect to management's assertion on internal control over financial reporting as of December 31, 2002 included in the Report of Management on Internal Control included in this Annual Report (Form 10-K) for the year ended December 31, 2002.

       REGISTRATION
FORM   STATEMENT NO.                            DESCRIPTION
----   -------------    ------------------------------------------------------------
S-3       33-44209      Registration Statement
S-3       33-44209      Post-Effective Amendment Nos. 1 & 2
S-8       33-52271      Registration Statement
S-8       33-45363      Registration Statement
S-4       33-56539      Registration Statement
S-4       33-56539      Post-Effective Amendment No. 1 on Form S-8
S-8       33-57045      Registration Statement
S-8       33-58815      Registration Statement
S-4      333-01697      Post-Effective Amendment No. 1 on Form S-8
S-4      333-01697      Post-Effective Amendment No. 1 on Form S-4/A
S-4      333-01697      Registration Statement
S-4      333-46571      Registration Statement
S-4      333-46571      Post-Effective Amendment No. 1
S-4      333-46571      Post-Effective Amendment Nos. 1 & 2 on Form S-8
S-4      333-45609      Registration Statement
S-4/A    333-45609      Post-Effective Amendment No. 1
S-4      333-45609      Post-Effective Amendment No. 1 on Form S-8
S-8      333-58923      Registration Statement
S-8      333-60411      Registration Statement
S-3      333-71207      Registration Statement
S-3      333-71207      Post-Effective Amendment No. 1 on Form S-3/A
S-4      333-31827      Registration Statement
S-4      333-31827      Post-Effective Amendment Nos. 1 & 2 on Form S-4/A
S-8      333-61712      Registration Statement
S-8      333-61712      Post-Effective Amendment No. 1 on Form S-8/A
S-8      333-67354      Registration Statement
S-8      333-67354      Post-Effective Amendment No. 1 on Form S-8/A
S-8      333-67354      Post-Effective Amendment No. 2 on Form S-8/A
S-8      333-98731      Registration Statement

                                      /s/ Ernst & Young LLP
Cleveland, Ohio
January 23, 2003